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                         NOTICE OF ASSIGNMENT OF CERTAIN
     COMMITMENT/CERTIFICATES ISSUED UNDER A MORTGAGE GUARANTY MASTER POLICY


Mortgage Guaranty Insurance Corporation ("MGIC") previously issued Mortgage Guaranty Commitment/Certificates (the "Certificates") which included among the mortgage loans insured the loans identified by their certificate numbers in Attachment A to this Notice of Assignment (the "Loans"). The Certificates evidence MGIC's agreement to insure the Loans under Mortgage Guaranty Master Policy No. 05-020-4-1347 and related Endorsements thereto (collectively, the "Aurora Policy") issued to Aurora Loan Services, Incorporated, as Master Servicer for Lehman Brothers (the "Original Insured").

Pursuant to Section 1.13 of the Aurora Policy, the Original Insured hereby acknowledges that all of the Original Insured's rights and interests under the Certificates for insurance of the Loans have been assigned by the Original Insured to Bank One National Association, as Trustee for the Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2001-BC5 ("the Trustee"). The Original Insured and the Trustee hereby request MGIC to recognize the Trustee as the assignee of all of the Original Insured's rights and interests with respect to the Loans under the Certificates and as the current "Insured" (as defined in the Aurora Policy).

Assignment of coverage on the Loans is evidenced by insurance of the Loans under Mortgage Guaranty Master Policy No. 12-136-4-1893 issued to the Trustee, attached as Attachment B (the "Master Policy"), and identified in the Mortgage Guaranty Commitment/Certificate thereunder attached as Attachment C, under which such coverage will continue. MGIC and the Trustee agree that in connection with this Assignment, for coverage assigned to the Trustee the terms of the Master Policy shall be different from the Aurora Policy in the following respects: (a) Endorsement 71-70178 (4/01) with respect to Loans insured under Aurora Policy No. 05-020-4-1347 is replaced with Endorsement 71-70183 (5/01), (b) Endorsement 71-7139 (8/94) with respect to Loans insured under Aurora Policy No. 05-020-4-1347 is replaced with Endorsement 71-70182(5/01), and (c) Endorsement 71-70165 (2/01) is deleted.

The Trustee acknowledges that, except as the terms of the Master Policy differ from the Aurora Policy, as provided in Section 2.10 of the Aurora Policy, such coverage as assigned and in effect under the Master Policy is subject to all of the terms and conditions of the Aurora Policy to the same extent as were applicable to the Original Insured and without regard to the extent of the knowledge or responsibility of the Trustee, relating to matters occurring before the Trustee became the insured with respect to the Loans.

The mortgage loans insured under the Certificates which remain with the Original Insured will remain insured subject to the terms and conditions of the Aurora Policy.

Therefore, MGIC hereby acknowledges receipt and acceptance of the assignment by the Original Insured to the Trustee of all of its rights and interests under the Certificates for coverage of the Loans pursuant, and subject to, the terms and conditions of this Notice of Assignment. MGIC hereby approves such assignment pursuant to Section 3.5 of the Aurora Policy and acknowledges that its records have been changed for purposes of the Loans as of this date to reflect the change from the Original Insured to the Trustee as the "Insured" for the Loans and to identify the Loans as insured under the Master Policy number 12-136-4-1893.


                                       1

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Dated as of August 13th, 2001


MORTGAGE GUARANTY INSURANCE CORPORATION



By:
   ---------------------------------------
Name:    Steven M. Thompson
Title:   Vice President - Risk Management


Agreed to and accepted this 13th day of August, 2001



AURORA LOAN SERVICES, INCORPORATED                  BANK ONE NATIONAL ASSOCIATION
AS MASTER SERVICER FOR LEHMAN                       AS TRUSTEE FOR THE AMORTIZING
BROTHERS                                            RESIDENTIAL COLLATERAL TRUST
                                                    MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-BC5

By:                                                 By:
     ---------------------------------------             ------------------------------------------------

Name:                                               Name:
       -------------------------------------               ----------------------------------------------

Title:                                              Title:
        ------------------------------------                ---------------------------------------------




Attachment A:  Coverage of Loans (identified by Certificate Numbers) to be
               Assigned

Attachment B:  MGIC Master Policy 12-136-4-1893, including Endorsements 71-70182
               (5/01) and 71-70183 (5/01)

Attachment C:  MGIC Commitment/Certificate for the Loans identified on
               Attachment A